UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

AMERICAN EAGLE ENERGY CORPORATION

  (Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, Colorado 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

(b) Effective October 31, 2014, the Board of Directors of American Eagle Energy Corporation (“AMZG” or the “Company”) named Laura Peterson, 30, as the Corporate Secretary, replacing Paul Rumler, who had held that position since October 22, 2007. Ms. Peterson has been AMZG’s in-house Corporate Attorney since May 5, 2014. Prior to joining us, Ms. Peterson was working as a contract attorney for the State of Colorado in its Office of the Alternate Defense Counsel. Ms. Peterson received a BA in Theology from Seattle Pacific University in 2007 and her JD from Seattle University School of Law in 2012. Ms. Peterson is a member of the Colorado Bar Association and the Denver Bar Association. Ms. Peterson is the daughter of Brad Colby, our President, CEO and Treasurer and one of our directors.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

3